EXHIBIT 32.1
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                               CERTIFICATION PURSUANT TO
                                18 U.S.C. SECTION 1350,
                                AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of BSD Medical Corporation (the "Company") on Form 10-KSB for the fiscal year ending August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hyrum A. Mead, President (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Hyrum A. Mead
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Hyrum A. Mead
President and CEO (principal executive officer)
November 29, 2005